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                                                                   EXHIBIT 10.20



                            FOURTH AMENDMENT TO LEASE


               THIS FOURTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the 8th day of May, 2002 by and between C.J. SEGERSTROM & SONS, a California general partnership ("Landlord"), and EMULEX CORPORATION, a California corporation ("Tenant"), with respect to the following:

                                    RECITALS

               A. Landlord is the landlord and Tenant is the tenant pursuant to that certain Lease dated June 30, 1999 (the "Original Lease"), as amended by that certain First Amendment to Lease dated January 21, 2000 (the "First Amendment"), that certain Second Amendment to Lease dated February 7, 2001 (the "Second Amendment") and that certain Third Amendment to Lease dated February 21, 2002 (the "Third Amendment"). The Original Lease, First Amendment, Second Amendment and Third Amendment are herein referred to, collectively, as the "Lease."

               B. Pursuant to the Lease, Tenant holds and occupies certain premises consisting of:

                       (1) A certain building commonly known as 3535 Harbor Boulevard (the "Original Premises");

                       (2) Suites 103 and 104 of R & D Building No. 6 (the "New Premises"); and

                       (3) Suite 124 of R & D Building No. 8 (the "1580 Premises"),

all of which are located in Harbor Gateway Business Center, Costa Mesa, California (the "Center"). The Original Premises, New Premises and 1580 Premises are herein referred to, collectively as the "Current Premises."

               C. Landlord and Tenant desire to enter into this Amendment to add to the Current Premises upon the terms and conditions set forth herein that certain premises (the "HT-7 Premises") consisting of 40,020 square feet of Rentable Area and constituting all of the Rentable Area in that certain building commonly known as Hi-Tech Building No. 7, located at 3560 Hyland Avenue in the Center (the "HT-7 Building"). The HT-7 Building is shown cross-hatched on Exhibit "A" attached hereto.

                                    AGREEMENT

               IN CONSIDERATION OF the foregoing recitals, and the mutual covenants contained herein, Landlord and Tenant agree as follows:

               1. Leasing of HT-7 Premises . Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the HT-7 Premises upon all of the terms and conditions of the



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Lease, as hereby amended. Tenant shall hold and occupy the HT-7 Premises as part of the Current Premises upon all the terms and conditions of the Lease, as hereby amended, except that:

                      (a) The commencement date of the Lease with respect to the HT-7 Premises (the "HT-7 Premises Commencement Date") shall be the date upon which Landlord delivers possession of the HT-7 Premises to Tenant broom clean and with all mechanical systems therein and roofing in good working order and repair as of the date of such delivery. Tender of delivery of possession of the HT-7 Premises shall be deemed to occur upon Landlord's delivery to Tenant of a fully executed copy of this Amendment. It shall, however, be Tenant's responsibility to obtain the keys to the HT-7 Premises from Landlord's manager for the Center. From and after the HT-7 Premises Commencement Date, Tenant shall lease the HT-7 Premises as part of the Current Premises upon all the terms and conditions of the Lease, as hereby amended, applicable to the HT-7 Premises and shall otherwise perform or observe all obligations of the tenant under the Lease, as hereby amended, with respect to the HT-7 Premises, other than the payment of all Monthly Basic Rent and Tenant's Proportionate Share of Total Operating Expenses with respect to the HT-7 Premises as herein provided. From and after the HT-7 Premises Commencement Date (i) the term of the Lease with respect to the HT-7 Premises shall be coterminous with the term of the Lease for the balance of the Current Premises, and (ii) except as otherwise expressly provided in this Amendment, (A) the term "Premises" as used in the Lease and this Amendment shall mean and include, respectively, both the Current Premises (as defined in the Third Amendment) and the HT-7 Premises (as defined in this Amendment), (B) the terms "Building" and/or "Building A" as used in the Lease and this Amendment shall mean and include each of Building A (as defined in the Original Lease), the New Building (as defined in the First Amendment), the 1580 Building (as defined in the Second Amendment), and the HT-7 Building (as defined in this Amendment).

                      (b) The "HT-7 Premises Rent Commencement Date" shall be June 1, 2002. From and after the HT-7 Premises Rent Commencement Date Tenant shall perform and observe all obligations of the tenant under the Lease, as hereby amended, with respect to the HT-7 Premises, including the payment of all Monthly Basic Rent and Tenant's Proportionate Share of Total Operating Expenses with respect to the HT-7 Premises in accordance with the provisions of paragraphs 3 and 4 below.

                      (c) The provisions of Articles/Sections 11, 32, 41, 48.1, 48.3, 48.7(b), 48.9(g), 48.11, 48.19, 48.22, 48.23 and 48.27 of the Original
Lease shall have no application with respect to the HT-7 Premises or HT-7 Building. In addition, the provisions of the First Amendment (except paragraph 8 and Exhibit A attached thereto) and the Second Amendment shall have no application to the HT-7 Premises.

                      (d) Those provisions of the Lease superseded or modified by the provisions of this Amendment shall have no application (if superseded) or shall apply only as modified (if modified) with respect to the HT-7 Premises.

                      (e) The HT-7 Premises is hereby being leased to Tenant and added to the "Premises" under the Lease independent from and without regard to the provisions of paragraph 5 of the Third Amendment. Paragraph 5 of such Third Amendment shall, however, continue in full force and effect with respect to any future Available Space (as defined therein).



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               2. Condition of the HT-7 Premises.

                      (a) On the HT-7 Premises Commencement Date, Landlord shall deliver the HT-7 Premises to Tenant broom clean and with all mechanical systems therein and roofing in good working order and repair.

                      (b) Within three (3) days after the HT-7 Premises Commencement Date, Landlord and Tenant shall conduct a joint inspection of the HT-7 Premises. The purpose of such inspection shall be to establish the condition of the HT-7 Premises as of the HT-7 Premises Commencement Date.

                      (c) Except as expressly provided in subparagraph (a) above, Landlord shall deliver the HT-7 Premises to Tenant "AS IS," and Landlord shall have no responsibility, either as to performance or payment of costs, to improve the HT-7 Premises for Tenant. Any work of remodeling or improvement of the HT-7 Premises by Tenant shall be the sole responsibility of Tenant and shall be in accordance with the applicable provisions of the Lease.

                      (d) Landlord acknowledges that following the HT-7 Commencement Date, Tenant may elect to install new carpeting on and paint the interior of the second floor of the HT-7 Premises. Any such work shall be performed in accordance with the applicable provisions of the Lease and the quality of any carpeting and/or paint shall be equal to or better than Landlord's building standard grade and the color (and style with respect to any carpeting) shall each be subject to Landlord's reasonable approval.

               3. Monthly Basic Rent.

                      (a) Monthly Basic Rent for the HT-7 Premises shall be as follows:

                              (i) For the period from the HT-7 Premises Rent
Commencement Date through and including December 31, 2002, Monthly Basic Rent for the HT-7 Premises shall be in the sum of $19,009.50 (i.e., $0.475 per square foot of Rentable Area per month).

                              (ii) For the balance of the term of the Lease with
respect to the HT-7 Premises, the sum of $38,019.00 (i.e., $0.95 per square foot of Rentable Area per month).

                      (b) All such Monthly Basic Rent for the HT-7 Premises shall be paid at the times and in the manner provided in Section 3.1 of the Original Lease.

               4. Additional Rent and Other Charges.

                      (a) From and after the HT-7 Premises Rent Commencement Date, Tenant shall also pay at the times and in the manner provided in this subparagraph (a) and Exhibit "B" attached to the First Amendment, Tenant's Proportionate Share of Total Operating Expenses for the HT-7 Premises in accordance with the following:

                              (i) Tenant's Proportionate Share of Total
Operating Expenses for the HT-7 Premises shall be one hundred percent (100%).



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                              (ii) For purposes of determining Building
Operating Expenses for the HT-7 Building, the same shall not include real property taxes for the HT-7 Building. Rather, such taxes shall be paid directly by Tenant pursuant to the provisions of Article 7 of the Original Lease.

                              (iii) With respect to each full or partial lease
year during the term with respect to the HT-7 Premises, Tenant shall pay an amount equal to Tenant's Proportionate Share of Landlord's estimate of Total Operating Expenses for such full year or partial lease year. At the end of each lease year, an adjustment shall be made by Landlord, and Tenant shall pay such amount or receive a credit of such amount as is necessary to adjust Tenant's payments to Tenant's actual Proportionate Share of Total Operating Expenses for such lease year. Such payments and adjustments shall be made as provided in Exhibit "B" to the First Amendment. "Total Operating Expenses" and "Tenant's Proportionate Share" are each defined in Exhibit "B" to the First Amendment.

                      (b) The payment by Tenant of Tenant's Proportionate Share of Total Operating Expenses for the HT-7 Premises shall be in addition to the payment of Monthly Basic Rent for the HT-7 Premises.

                      (c) In addition to Monthly Basic Rent and Tenant's Proportionate Share of Total Operating Expenses for the HT-7 Premises, Tenant shall also pay all other charges and additional rent provided for in the Lease, as hereby amended, with respect to the HT-7 Premises and based (to the extent applicable) upon the Rentable Area thereof.

               5. Utilities. From and after the HT-7 Premises Commencement Date, Tenant shall pay all charges for all utility services to the HT-7 Premises.

               6. Common Facilities. All references in Paragraph 8 of the First Amendment to the "New Building" and the "New Current Premises" shall mean and include the HT-7 Building and the HT-7 Premises.

               7. Parking Spaces for HT-7 Premises. From and after the HT-7 Premises Commencement Date, the following shall apply:

                      (a) Tenant's additional "Allocated Parking Spaces" within the Parking Areas (as defined in Section 48.26 of the Original Lease) for the HT-7 Premises is 160 spaces.

                      (b) Except as otherwise provided in the Lease, as hereby amended, with respect to the Tenant's existing rights to use the Parking Areas in connection with Tenant's occupancy of Building A, neither Tenant nor its agents, employees, customers and invitees shall utilize in the aggregate at any time a number of parking spaces in the Common Facilities in excess of the total Allocated Parking Spaces for the Premises. In addition to any other remedies granted to Landlord in the Lease, as hereby amended, or by law, upon default by Tenant under the terms of this paragraph, Landlord shall have the right to tow away any vehicles belonging to Tenant or Tenant's agents, employees, customers or invitees as necessary to reduce the number of parking spaces used by Tenant and such persons to that number of Allocated Parking Spaces set forth above.



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                      (c) All costs of cleaning, maintaining, operating,
repairing, holding and making available the Parking Area shall be included within Common Facilities Expenses, as defined in Exhibit "B" to the First Amendment and a portion thereof shall be included in Tenant's Proportionate Share as defined in Exhibit "B" to the First Amendment with respect to the HT-7 Premises.

                      (d) Landlord may authorize persons other than tenants of the Center, their agents, employees, customers and invitees to utilize the Parking Area; provided, however, that in no event shall the number of spaces available for Tenant with respect to the HT-7 Premises be less than that number of Allocated Parking Spaces set forth above. The terms of such usage shall be as determined by Landlord in its sole discretion and may include the right to use the Parking Area without charge.

               8. Tenant's Options. From and after the date hereof, the provisions of Section 48.4 of the Original Lease shall have no further force or effect.

               9. Brokers. Landlord and Tenant acknowledge that Tenant has been represented in connection with this Amendment by Julien J. Studley, Inc. ("Tenant's Broker") and Landlord by CB Richard Ellis ("Landlord's Broker"). To the extent that Tenant's Broker and Landlord's Broker are entitled to any fee or commission with respect to this Amendment, such fee or commission shall be the sole responsibility of Landlord. Such commission shall be in an amount to be established by a separate written agreement(s) between Landlord and Tenant's Broker and Landlord and Landlord's Broker. Landlord shall indemnify, defend and hold Tenant harmless from and against all claims by Tenant's Broker and Landlord's Broker for a fee or commission in connection with this Amendment.

               Except as provided in the immediately preceding paragraph, each of Landlord and Tenant represents and warrants that it has retained or employed no broker, finder or agent in connection with this Amendment and that there is no broker, finder or agent entitled to a fee or commission with respect to this Amendment under or through the warranting party. Each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against all claims resulting from a breach by the indemnifying party of the foregoing warranty. Payment shall not be a condition precedent to recovery upon any indemnification provision contained in this paragraph 9. Each such indemnification provision shall include a covenant by the indemnifying party to defend the indemnified party against all claims for which indemnification is available hereunder with legal counsel selected by the liability insurance carrier for the indemnifying party or otherwise reasonably satisfactory to the indemnified party.

               10. Lender Approval. Landlord and Tenant acknowledge and agree that the continued effectiveness of this Amendment is subject to the approval of this Amendment by Teachers Insurance and Annuity Association, Landlord's lender with respect to the Center ("Lender"). Promptly upon the last execution and delivery of this Amendment by Tenant and Landlord, Landlord shall submit this Amendment to Lender with a request for approval hereof by Lender in writing. Thereafter, Landlord shall use reasonable efforts to obtain the approval of Lender to this Amendment as promptly as practicable. Promptly upon receipt of such approval from Lender, Landlord shall so notify Tenant of the same. In the event that Landlord is unable to obtain the approval of Lender to this Amendment within thirty (30) days after Tenant's execution



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and delivery of this Amendment, either party shall have the right to terminate this Amendment. Such right shall be exercised by either party by written notice to the other given at any time after the expiration of such thirty (30) day period and prior to Landlord's notice to Tenant as to such approval. If the parties are entitled to terminate this Amendment and either party exercises such right, then (a) this Amendment shall terminate upon the date of receipt of such notice of termination by the recipient party, (b) each party shall bear its own costs and fees incurred in the preparation and negotiation of this Amendment,
(c) neither party shall have any further rights or obligations pursuant to this Amendment and (d) the Lease shall remain in full force and effect without regard to this Amendment.

               11. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument. It shall not be necessary for Landlord and Tenant to execute the same counterpart(s) of this Amendment for this Amendment to become effective.

               12. Effective Date. Subject to paragraph 10 above, this Amendment shall become effective upon the last execution and delivery hereof by Landlord and Tenant.

               13. Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Lease.

               14. Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

               15. Lease in Effect. Landlord and Tenant acknowledge and agree that the Lease, as hereby amended and extended, remains in full force and effect in accordance with its terms.



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               IT WITNESS WHEREOF, Landlord and Tenant have executed this Fourth
Amendment to Lease to be effective as provided in paragraph 12 above.

EMULEX CORPORATION,                         C.J. SEGERSTROM & SONS, a California
a California corporation                    general partnership


By Sadie A. Herrera                         By   Anton Segerstrom
   ----------------------------------            -------------------------------
                                                 Manager
Title: EVP HR/Facilities
       -----------------
                                            By   HTS Management Co., Inc., a
                                                 California corporation, Manager
By
   ----------------------------------
                                                 By Sally E. Segerstrom
Title:                                              ----------------------------
      -------------------------------
                                                 Title: Sr. Vice President
                 "Tenant"                               -------------------

                                                               "Landlord"



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